UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2016

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 – 35th Street, Pittsburgh, Pennsylvania 15201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 19, 2016, the Audit Committee of the Board of Directors of Limbach Holdings, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee intends to engage Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm. Prior to the Company’s business combination with Limbach Holdings LLC (“Limbach LLC”), Crowe served as Limbach LLC’s independent auditor.

During the period from April 15, 2014 (inception) to December 31, 2014, the year ended December 31, 2015 and the subsequent period through September 19, 2016, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of BDO on the balance sheets of the Company as of December 31, 2015 and 2014 and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and period from April 15, 2014 (inception) to December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

BDO’s report on the balance sheets of the Company as of December 31, 2015 and 2014 and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and period from April 15, 2014 (inception) to December 31, 2014 contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, in the event that the Company does not consummate an initial business combination by July 15, 2016, the Company will cease all operations, except for the purpose of winding up, redeem all public shares outstanding and dissolve and liquidate. In addition, the Company has suffered recurring losses from operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company has provided BDO a copy of the above disclosures and has requested that BDO furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 22, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The Company incorporates herein by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

	By:	/s/ John T. Jordan, Jr.
Name: John T. Jordan, Jr.
Title: Chief Financial Officer

Dated: September 23, 2016

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from BDO USA, LLP to the U.S. Securities and Exchange Commission dated September 22, 2016.